Dreyfus

Global Bond

Fund, Inc.

SEMIANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Global Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Bond Fund, Inc. covering the six-month period from December 1, 1999 through May 31, 2000. Inside, you' ll find information about how the fund was managed during the reporting period and a discussion with Christine Downton, the fund's portfolio manager.

At a meeting of the fund's Board of Directors held on May 22, 2000, the Board approved a proposal to liquidate the fund, effective on June 30, 2000. The fund' s Board approved this proposal because the fund has attracted very few investors and is small in asset size. As a result, this is the fund's final shareholder report.

We appreciate your confidence and investment in the fund, and hope to be able to serve your investment needs in the future.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Christine Downton, Portfolio Manager

How did Dreyfus Global Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended May 31, 2000, Dreyfus Global Bond Fund, Inc. produced a total return of 2.14%.(1) This compares with a total return of -2.58% for the Salomon Smith Barney World Government Bond Index (unhedged), the fund's benchmark.(2)

We attribute the fund' s performance to our currency posture, which was positioned to benefit from the euro currency. As the euro appreciated against the U.S. dollar during the last few months of the reporting period, our heavy
emphasis   on   the   euro   helped   boost   the   fund'  s  overall  returns.

What was the fund's investment approach over the period?

The fund ordinarily invested most of its assets in debt obligations of issuers located throughout the world. These debt obligations may have included government bonds and notes, sovereign debt obligations, convertible securities, mortgage-related securities, municipal obligations, money market instruments and
corporate    bonds,    debentures    and    notes.

The fund generally invested in debt obligations issued by governments or corporations in at least three countries. We typically selected foreign securities based on their real yields relative to yields in other countries, the economic and financial markets of the countries in which the issuers are located, and the interest-rate environment in those countries. We typically invested in developed countries' sovereign debt, and the average credit quality of the portfolio was AA as of May 31, 2000.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance was influenced by a strong worldwide demand for goods and services during the past six months. In response, Europe and Japan produced a surplus of goods in an effort to keep pace with demand. At the same time, lower interest rates in both of these regions helped them maintain low levels of inflation. In the United States, a series of short-term interest-rate hikes initiated by the Federal Reserve Board were designed to keep inflation levels low in an environment characterized by rapid economic growth.

In the United Kingdom, the Bank of England also aggressively raised interest rates during the period in an effort to forestall inflation. In addition, many pension funds in the U.K. have recently purchased sterling bonds that have longer maturity dates, a move that prompted an increase in bond prices. In such an environment, we believed that many of these longer-dated bonds were overpriced. The fund chose to take profits by selling some of our longer-dated bonds in the U.K and using those assets to invest in bonds with shorter
maturities,    where    we    were    able    to    earn    higher    yields.

In response to these influences, we reduced the portfolio's average duration -- a measure of its sensitivity to interest rates. We did so to enable the portfolio to react more quickly to a changing global bond market environment as well as to take profits from existing longer-dated bonds. At the same time, we chose to emphasize securities that were linked to the U.S. dollar. Many of these bonds offered yields at rates above that of inflation, and we believed they
offered    good    value.

How was the fund managed over the period?

During the reporting period, the fund's investments were shifted away from "Core Europe," where the currency is linked to the euro. Instead, we focused our investments more toward the U.K. and Sweden, especially those in shorter term
bonds,    as    well    as    to    dollar-related    markets,

such as Australia and Canada. In our view, Sweden and Australia both have relatively low inflation and restrictive monetary policies, which, we believed, made their bonds attractive investments. We modestly increased our exposure to the Canadian dollar because we believed that a lower inflation environment, coupled with an economy that is growing at a more reasonable pace than that of
the    U.S.,    could    help    to    reduce    risk    in   the   portfolio.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED) IS AN UNMANAGED, FIXED-INCOME INDEX AND A MARKET CAPITALIZATION BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 14 GOVERNMENT BOND MARKETS.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                  Principal

BONDS AND NOTES--90.7%                                                             Amount(a)  Value ($)
--------------------------------------------------------------------------------------------------------------

BANKING--32.0%

Ab Spintab:

   Bonds, 6%, 2009                                                             SEK  3,000,000   335,637

   Ser. 166, Bonds, 6.75%, 2014                                                SEK  16,200,000  1,909,325

Abbey National Treasury,

   Bonds, 7.125%, 2001                                                         GBP  355,000     533,748

Bank Nederlandse Gemeenten, Ser. 97,

   Medium-Term Notes, 6.375%, 2005                                             GBP  525,000     780,906

Bayerische Landesbank Girozentrale,

   Notes, 6%, 2004                                                             NZD  1,200,000   513,792

Eurofima,

   Medium-Term Notes, 5.625%, 2008                                             SEK  2,000,000   217,986

Eurohypo,

   Medium-Term Notes, 7.25%, 2002                                              GBP  510,000     770,897

Inter-American Development Bank,

   Bonds, 1.9%, 2009                                                           JPY  69,000,000  651,365

                                                                                              5,713,656

FINANCIAL--2.6%

Depfa Finance, Ser. 83,

   Medium-Term Notes, 7.75%, 2001                                              GBP  305,000     462,596

FOREIGN/GOVERNMENTAL--27.1%

Australia Government Bonds,

   7.5%, 2009                                                                  AUD  1,140,000   708,398

Government of New Zealand Bonds:

   7%, 2009                                                                    NZD  890,000     408,747

   6%, 2011                                                                    NZD  753,000     320,584

Kingdom of Sweden Notes,

   6.75%, 2014                                                                 SEK  6,600,000   848,437

United Kingdom Gilt Edged Securties:

   7%, 2002                                                                    GBP  320,000     487,078

   8.5%, 2005                                                                  GBP  1,220,000  2,065,609

                                                                                               4,838,853

FOREIGN/SUPRANATIONAL--4.3%

European Investment Bank,

   Notes, 9%, 2002                                                             GBP  490,000     765,723

TELECOMMUNICATIONS--4.0%

Telstra,

   Medium-Term Notes, 7.25%, 2010                                              AUD  1,280,000   718,131



                                                                                   Principal

BONDS AND NOTES (CONTINUED)                                                        Amount(a)   Value ($)
--------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--2.2%

Federal National Mortgage Association,

   Medium-Term Notes, 6.375%, 8/15/2007                                        AUD  725,000     399,820

U.S. GOVERNMENT--18.5%

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                            3,250,000 (b)  3,315,462
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $16,869,232)                                                90.7%      16,214,241

CASH AND RECEIVABLES (NET)                                                           9.3%       1,666,334

NET ASSETS                                                                         100.0%      17,880,575

(A) PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED.
AUD--AUSTRALIAN DOLLARS
GBP--BRITISH POUNDS
JPY--JAPANESE YEN
NZD--NEW ZEALAND DOLLARS
SEK--SWEDISH KRONE

(B) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.


                                                                       The Fund


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  16,869,232  16,214,241

Cash                                                                     46,184

Cash denominated in foreign currencies                       23,307      23,284

Receivable for foward currency exchange contracts closed              1,887,632

Interest receivable                                                     262,414

Net unrealized appreciation on forward currency
  exchange contracts-Note 4(a)                                           54,902

Receivable for shares of Common Stock subscribed                            350

                                                                     18,489,007
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             8,020

Payable for shares of Common Stock redeemed                             298,577

Payable for forward currency exchange contracts closed                  255,263

Accrued expenses                                                         46,572

                                                                        608,432
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,880,575
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      19,017,365

Accumulated undistributed investment income--net                        131,477

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       (660,334)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (607,933)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,880,575
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       1,507,016

NET ASSET VALUE, offering and redemption price per share ($)              11.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        485,766

EXPENSES:

Management fee--Note 3(a)                                               66,301

Shareholder servicing costs--Note 3(b)                                  32,329

Registration fees                                                       20,777

Legal fees                                                              18,125

Directors' fees and expenses--Note 3(c)                                 12,735

Custodian fees                                                           7,131

Auditing fees                                                            6,630

Prospectus and shareholders' reports                                     6,252

Loan commitment fees--Note 2                                                76

Miscellaneous                                                            4,849

TOTAL EXPENSES                                                         175,205

Less--reduction in management fee due to undertaking--Note 3(a)       (47,263)

NET EXPENSES                                                           127,942

INVESTMENT INCOME--NET                                                 357,824
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (1,765,371)

Net realized gain (loss) on forward currency exchange contracts      1,669,395

NET REALIZED GAIN (LOSS)                                              (95,976)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                        131,790

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  35,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   393,638

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                         Six Months Ended          Year Ended

                                             May 31, 2000         November 30,

                                              (Unaudited)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            357,824              676,927

Net realized gain (loss) on investments          (95,976)              117,590

Net unrealized appreciation (depreciation) on investments  131,790  (1,629,544)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     393,638              (835,027)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (771,589)            (593,644)

Net realized gain on investments                       --            (335,579)

TOTAL DIVIDENDS                                 (771,589)            (929,223)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   4,384,424          10,411,607

Dividends reinvested                              706,928             821,994

Cost of shares redeemed                       (6,385,222)          (6,683,537)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (1,293,870)           4,550,064

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,671,821)           2,785,814
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            19,552,396           16,766,582

END OF PERIOD                                  17,880,575           19,552,396

Undistributed investment income--net              131,477              545,242
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       373,458              821,126

Shares issued for dividends reinvested             60,146               64,895

Shares redeemed                                 (543,455)            (536,270)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (109,851)              349,751

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                              May 31, 2000                                Year Ended November 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.09         13.23         12.97         13.18          13.07         12.04

Investment Operations:

Investment income--net                              .22(a)        .44(a)        .56(a)         .65(a)        .77(a)           .85

Net realized and unrealized
   gain (loss) on investments                          .03         (.93)        .63            .02           .55             1.06

Total from Investment Operations                       .25         (.49)       1.19            .67          1.32             1.91

Distributions:

Dividends from investment
   income--net                                       (.48)         (.39)         (.81)          (.88)        (1.21)         (.88)

Dividends from net realized gain
   on investments                                       --         (.26)         (.12)             --           --           --

Total Distributions                                  (.48)         (.65)         (.93)          (.88)        (1.21)         (.88)

Net asset value, end of period                       11.86        12.09         13.23          12.97         13.18         13.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.27(b)        (3.87)          9.70          5.42         10.96         16.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                      1.35(b)          1.35          1.35          1.35           1.34           .81

Ratio of net investment income
   to average net assets                           3.77(b)          3.51          4.36          5.10           5.87          6.76

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                       .50(b)           .53           .61           .75            .66          1.12

Portfolio Turnover Rate                          143.14(c)        235.89         222.22        274.83         81.34         20.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      17,881        19,552         16,767        12,046         10,779       16,480

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) ANNUALIZED

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Global Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to seek total return. The Dreyfus Corporation (" Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Pareto Partners (" Pareto" ) serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the disrtibutor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was
the    distributor.

As of May 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 537,023 shares of the fund.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indication as to values from dealers; and general market conditions.
Securities    for    which    there

are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends
from    net    realized    capital    gain    are    nor    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On May 31, 2000, the Board of Directors declared a cash dividend of $.029 per share from investment income-net, payable on June 1, 2000 (ex-dividend date), to shareholders of record as of the close of business on May 31, 2000.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $490,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principals. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus had undertaken from December 1, 1999 through May 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1.35% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $47,263 during the period ended May 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Pareto, the sub-investment advisory fees are payable monthly to Dreyfus, and are based upon the value of the fund' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .22 of 1%

          $100 million to 1 billion. . . . . . . . . . . . .      .20 of 1%

          $1 billion to 1.5 billion. . . . . . . . . . . . .      .18 of 1%

          $1.5 billion or more . . . . . . . . . . . . . . .      .16 of 1%

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000, the fund was charged $23,679 pursuant to the Shareholder Services Plan, of which $11,480 was paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $5,432 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2000, amounted to $25,320,437 and $25,722,426, respectively.



In addition, the following summarizes open forward currency exchange contracts at May 31, 2000:

                                                                 Foreign                                             Unrealized

                                                                Currency                                            Appreciation

Forward Currency Exchange Contracts                              Amounts        Proceeds($)         Value($)      (Depreciation)($)
----------------------------------------------------------------------------------------------------------------------------------

SALES:

Australian Dollars,
expiring 6/30/2000                                             3,173,000         1,850,494         1,818,764              31,730

Australian Dollars,
expiring 8/15/2000                                             3,173,000         1,832,725         1,820,350              12,375

New Zealand Dollars,
expiring 8/15/2000                                             2,762,000         1,267,758         1,266,377               1,381

Swedish Krona,
expiring 8/15/2000                                            28,766,000         3,224,165         3,231,118              (6,953)

PURCHASES:                                                                        COST ($)

Canadian Dollars,
expiring 8/15/2000                                             2,833,600         1,890,327         1,897,669               7,342

Euros,
expiring 8/15/2000                                             6,448,000         6,061,120         6,070,147               9,027

TOTAL                                                                                                                     54,902

The  fund  enters  into  forward  currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates  on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign  currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the  fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward  contract  is  closed.  The  fund  realizes  a  gain  if  the  value  of  the  contract  decreases  between  those  The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(b) At May 31, 2000, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $600,089 consisting of $109,920 gross unrealized appreciation and $710,009 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on May 22, 2000, the Board approved a proposal to liquidate the fund and distribute its assets pro rata to fund shareholders. The date of liquidation of the fund is June 30, 2000.


NOTES

                                                           For More Information

                        Dreyfus Global Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Pareto Partners

                        271 Regent Street

                        London WIR8PP

                        England

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   098SA005